NOVEMBER 27, 2024
SUPPLEMENT TO
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) Effective immediately, Hartford Schroders Emerging Markets Equity Fund’s contractual investment management fee will be reduced and the contractual arrangement that limits the amount of the transfer agency fee applicable to the Hartford Schroders Emerging Markets Equity Fund’s Class A shares will terminate. Accordingly, effective immediately, under the heading “Hartford Schroders Emerging Markets Equity Fund Summary Section - Your Expenses” in the above referenced Statutory Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees(2)	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.23%	0.16%	0.23%	0.27%	0.20%	0.17%	0.16%	0.05%	0.05%
Total annual fund operating expenses	1.39%	2.07%	1.14%	1.68%	1.36%	1.08%	1.07%	0.96%	0.96%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect the reduction of the contractual investment management fee effective November 27, 2024.
(3)
“Other expenses” for Classes A, R3, R4, and R5 have been restated to reflect the estimated transfer agency fees for the current fiscal year. ”Other expenses” have been restated to reflect current fees for Classes C, I, Y, F and SDR.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same
●
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$684	$966	$1,269	$2,127
C	$310	$649	$1,114	$2,400
I	$116	$362	$628	$1,386
R3	$171	$530	$913	$1,987
R4	$138	$431	$745	$1,635
R5	$110	$343	$595	$1,317
Y	$109	$340	$590	$1,306
F	$98	$306	$531	$1,178
SDR	$98	$306	$531	$1,178
If you did not redeem your shares:

C	$210	$649	$1,114	$2,400

(2) Under the heading “The Investment Manager and Sub-Advisers –  Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to the Emerging Markets Equity Fund in the table:
**
Effective November 27, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Emerging Markets Equity Fund is as follows: 0.9500% of the first $1 billion; 0.9000% of the next $4 billion; 0.8900% of the next $5 billion; and 0.8850% in excess of $10 billion annually of the Emerging Markets Equity Fund’s average daily net assets. From November 1, 2023 through November 26, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Emerging Markets Equity Fund was as follows: 1.0500% of the first $1 billion; 1.0000% of the next $4 billion; 0.9900% of the next $5 billion; and 0.9850% in excess of $10 billion annually of the Emerging Markets Equity Fund’s average daily net assets.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7700
November 2024

NOVEMBER 27, 2024
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1) Effective immediately, under the heading “Investment Management Arrangements – Management Fees” in the above referenced SAI, the management fee schedule for the Emerging Markets Equity Fund is deleted in its entirety and the following is added:
Emerging Markets Equity Fund (Effective November 27, 2024)
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.9500%
Next $4 billion	0.9000%
Next $5 billion	0.8900%
Amount over $10 billion	0.8850%
(2) Effective immediately, under the heading “Transfer Agent” in the above referenced SAI, the first paragraph under the table is deleted in its entirety.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.